Exhibit 10.89

CONSENT AND AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS CONSENT AND AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 27, 2018 (this “Agreement”) is entered into among DIODES INCORPORATED, a Delaware corporation (the “Domestic Borrower”), DIODES INTERNATIONAL B.V., a besloten vennootschap met beperkte aansprakelijkheid, organized under the laws of the Netherlands, having its statutory seat in Amsterdam, the Netherlands, and registered with the trade register of the Chamber of Commerce in the Netherlands under number 34274981 (“DIBV”), DIODES HOLDING B.V., a besloten vennootschap met beperkte aansprakelijkheid, organized under the laws of the Netherlands, having its statutory seat in Amsterdam, the Netherlands, and registered with the trade register of the Chamber of Commerce in the Netherlands under the number 65823060 (“DHBV”), certain Subsidiaries of the Domestic Borrower identified on the signature pages hereto as subsidiary guarantors (the “Subsidiary Guarantors”), the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

The Domestic Borrower, DIBV, DHBV, the Subsidiary Guarantors, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of October 26, 2016, as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement and Limited Waiver dated as of February 13, 2017, as amended by that certain Consent to Credit Agreement dated as of May 22, 2017, as amended by that certain Amendment No. 2 to Amended and Restated Credit Agreement dated as of August 24, 2017, as amended by that certain Consent to Credit Agreement dated as of April 20, 2018, as modified by that certain Consent to Credit Agreement dated as of October 16, 2018 (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”).

The Domestic Borrower has informed the Administrative Agent and the Lenders that DIBV wishes to merge with and into DHBV, on or before December 31, 2018, with the developed plan of merger to have retroactive effect to January 1, 2018 for Dutch legal, accounting and tax purposes.  DHBV would survive such merger (the “Dutch Merger”) and all assets and liabilities of DIBV (as disappearing company), including all of DIBV’s obligations under the Loan Documents as the “Foreign Borrower”, will be acquired by operation of law (onder algemene titel) by DHBV (as surviving company).  The Dutch Merger will be laid down in a Dutch notarial merger deed (the “Dutch Merger Deed”), which will become effective on the day following the date thereof (the “Dutch Merger Deed Effective Date”).  Furthermore, as a consequence of the Dutch Merger: (i) DIBV (as disappearing company) will cease to exist and (ii) the shares in DIBV (as disappearing company) will lapse.

The Loan Parties have requested that the Administrative Agent and the Lenders (i) consent to the Dutch Merger notwithstanding Sections 7.04(e), 7.18 and 11.06(a) of the Credit Agreement (or any other provision of the Credit Agreement or the other Loan Documents), (ii) consent to the Domestic Borrower and DHBV voting their shares in the capital of DHBV and DIBV in order to effect the Dutch Merger notwithstanding any voting restriction pursuant to the pledge over such shares and (iii) agree to amend the Credit Agreement to, among other things, accommodate the Dutch Merger.  Subject to the terms and conditions set forth herein, the Administrative Agent and each of the Lenders party hereto have agreed to grant such requests of the Loan Parties.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Defined Terms.  Except as otherwise provided herein, all capitalized undefined terms used in this Agreement (including, without limitation, in the introductory paragraph and the preliminary statements hereto) shall have the meanings assigned thereto in the Credit Agreement.

2.Consent.  Subject to the terms and conditions hereof, and notwithstanding Sections 7.04(e), 7.18 and 11.06(a) of the Credit Agreement (or any other provision of the Credit Agreement or the other Loan Documents), the Administrative Agent and the Lenders hereby consent to the Dutch Merger and to the Domestic Borrower and DHBV voting their shares in the capital of DHBV and DIBV in order to effect the Dutch Merger notwithstanding any voting restriction pursuant to the pledge over such shares (the “Consent”).

3.Credit Agreement Amendments.  Subject to the terms and conditions hereof:

(a)the Credit Agreement is hereby amended as set forth on Exhibit A attached hereto.

(b)Schedule 5.13 (Subsidiaries; Other Equity Investments) of the Credit Agreement is hereby replaced in its entirety with Schedule 5.13 attached hereto as Exhibit B (the foregoing (a) and (b), collectively, the “Amendment”).

4.Conditions to Effectiveness of Consent.  The Consent shall be effective upon the Administrative Agent’s receipt of executed counterparts of this Agreement signed by the Loan Parties, the Administrative Agent and the Lenders, which shall be originals or electronic images in a portable document format (e.g. “.pdf” or “.tif”) (followed promptly by originals), properly executed by a Responsible Officer of the signing Loan Party (such date, the “Consent Effective Date”).

5.Conditions to Effectiveness of Amendment.  The Amendment shall be effective upon satisfaction of each of the following conditions (such date, the “Amendment Effective Date”):

(a)The Consent Effective Date shall have occurred.

(b)(i) The Dutch Merger Deed Effective Date shall have occurred, (ii) the Dutch Merger shall have come into effect and (iii) the Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, a true copy of the Dutch Merger Deed, which shall be an original or electronic image in a portable document format (e.g. “.pdf” or “.tif”) (followed promptly by originals).

(c)The Administrative Agent’s receipt of the following, each of which shall be originals or electronic images in a portable document format (e.g. “.pdf” or “.tif”) (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each (other than certificates and reports delivered pursuant to clauses (i) and (ii) below) dated the Amendment Effective Date and each in form and substance reasonably satisfactory to the Administrative Agent and each of the Lenders:

(i)such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of DIBV and DHBV as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which DIBV or DHBV is a party or is to be a party;

(ii)true copies of the official reports of the shareholders meeting of DHBV and DIBV drawn up by a civil law notary in which the resolution to enter into the Dutch Merger was adopted;

(iii)such documents and certifications as the Administrative Agent may reasonably require to evidence that DHBV is duly organized or formed, and that DHBV is validly existing, in good standing and qualified to engage in business in each jurisdiction where their ownership, lease or operation of properties or the conduct of their business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

(iv)a favorable opinion of Sheppard, Mullin, Richter & Hampton, LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to matters concerning the Loan Parties and the Loan Documents as the Administrative Agent may reasonably request;

(v)a favorable opinion of local counsel to the Loan Parties in the Netherlands, addressed to the Administrative Agent and each Lender, as to matters concerning the Loan Parties and the Loan Documents as the Administrative Agent may reasonably request;

(vi)a favorable opinion of local counsel to the Loan Parties in the United Kingdom, addressed to the Administrative Agent and each Lender, as to matters concerning the Loan Parties and the Loan Documents as the Administrative Agent may reasonably request;

(vii)all executed pledge documentation (collectively the “DHH Pledge”) necessary to effect the pledge by DHBV of 100% of the Equity Interests in Diodes Hong Kong Holding Company Limited (“DHH”) under Hong Kong law, accompanied by such assurances, certificates, documents, consents and/or legal opinions as the Administrative Agent may reasonably request, excepting the stock certificate representing the Equity Interests in DHH; and

(viii)such other assurances, certificates, documents, filings, information, consents or opinions as the Administrative Agent, the L/C Issuer, the Swing Line Lender or the Lenders reasonably may require.

(d)(i) Upon the reasonable request of any Lender made prior to the Amendment Effective Date, DHBV shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Act and (ii) any Borrower (including, for the avoidance of doubt, DHBV) that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have provided, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Borrower.

(e)The Loan Parties shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) prior to or on the Amendment Effective Date.

Notwithstanding anything in this Agreement, including the Consent, or in the other Loan Documents to the contrary, should the Amendment Effective Date not occur within one (1) Business Day (unless extended by the Administrative Agent in its sole discretion) following the date of execution of the Dutch Merger Deed, there shall be deemed to be an Event of Default under the Credit Agreement.

6.Updated Excerpt, etc.  Within four (4) Business Days (unless extended by the Administrative Agent in its sole discretion) after signing and filing of the Dutch Merger Deed with the Netherlands Trade Register (Nederlands Handelsregister, gehouden door de Kamer van Koophandel), DHBV shall provide to the Administrative Agent: (i) an excerpt of DHBV from the Netherlands Trade Register showing the registration of the Dutch Merger, (ii) an excerpt from the Netherlands Trade Register showing the de-registration of DIBV and (iii) an apostilled version of the true copy of the Dutch Merger Deed.  DHBV shall provide to the Administrative Agent the stock certificate representing the Equity Interests in DHH in accordance with the provisions of the DHH Pledge.

7.Effect of this Agreement.  Except as expressly provided herein, the Credit Agreement, the Collateral Agreement and the other Loan Documents shall remain unmodified and in full force and effect.  Except as expressly set forth herein, this Agreement shall not be deemed (a) to be a waiver of, or consent to a modification of or amendment of, any other term or condition of the Credit Agreement, the Collateral Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement, the Collateral Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Loan Parties or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement, the Collateral Agreement or the other Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents, (d) to be a waiver of, or consent to a modification or amendment of, any other term or condition of any other agreement by and among any Loan Party, on the one hand, and the Administrative Agent or any other Lender, on the other hand or (e) to be a course of dealing or a consent to any departure by the Loan Parties from any other term or requirement of the Credit Agreement.  References in this Agreement to the Credit Agreement (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

8.Confirmation.  The Administrative Agent confirms its rights, if any, pursuant to article 2:319 of the Dutch Civil Code in relation to the cancellation of the right of pledge over the shares in the capital of DIBV, as a consequence of the Dutch Merger, are satisfied as a consequence of its pledge over shares in the capital of DHBV pursuant to a notarial deed of pledge executed on October 20, 2016 before R. van Bork, civil law notary in Amsterdam, the Netherlands.

9.Representations and Warranties/No Default.  By their execution hereof, each Loan Party hereby represents and warrants as follows:

(a)Such Loan Party has the right, power and authority and has taken all necessary corporate and other action to authorize the execution and delivery of, and the performance in accordance with their respective terms of the transactions consented to in, this Agreement and each other document executed in connection herewith to which it is a party.

(b)This Agreement and each other document executed in connection herewith has been duly executed and delivered by its duly authorized officers, and each such document constitutes the legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

(c)Each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof and on the Amendment Effective Date (provided that DIBV shall no longer exist per such Amendment Effective Date), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

(d)No Default or Event of Default has occurred or is continuing nor would any Default or Event of Default result after giving effect to this Agreement and the transactions contemplated hereby.

(e)No Loan Party is an EEA Financial Institution.

10.Assumption and Reaffirmations.  DHBV hereby confirms that as a result of the Dutch Merger, it (i) acquires by operation of law and (ii) hereby assumes all of the rights and obligations (including the Foreign Obligations) of DIBV under the Credit Agreement and the other Loan Documents (including each of the Revolving Credit Notes) (in furtherance of, and not in lieu of, any assumption or deemed assumption as a matter of law) and hereby is joined to the Credit Agreement and the other Loan Documents, as applicable, as the Foreign Borrower thereunder (the “Foreign Borrower Assumption”).  (a) Each Loan Party agrees that the transactions contemplated by this Agreement shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Credit Agreement (including the Guaranty), the Collateral Agreement and each other Loan Document to which it is a party, (b) each Loan Party confirms, ratifies and reaffirms its obligations under the Credit Agreement (including the Guaranty), the Collateral Agreement and each other Loan Document to which it is a party and acknowledges and agrees that its Guaranty of, and pledge of Collateral pursuant to the Collateral Documents to which it is a party to secure, the Foreign Obligations and the other Obligations, as applicable, shall remain in full force and effect upon the Consent Effective Date, the Amendment Effective Date and upon the consummation of the Dutch Merger and the Foreign Borrower Assumption, and (d) each Loan Party agrees that, except as otherwise expressly agreed in this Agreement, the Credit Agreement (including the Guaranty), the Collateral Agreement and each other Loan Document to which it is a party remain in full force and effect and are hereby ratified and confirmed.

11.Confirmation as to Dutch Collateral Documents.  Reference is made to (i) that certain Deed of Pledge of Shares dated October 20, 2016, among the Domestic Borrower, Pericom Semiconductor Corporation and Diodes Investment Company, as pledgors, Administrative Agent, as pledgee and DHBV, as company (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “DHBV Dutch Share Pledge”), (ii) that certain omnibus pledge agreement dated 8 January 2013, between DIBV, as pledgor and Administrative Agent, as pledgee (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “DIBV Omnibus Pledge Agreement”), (iii) that certain omnibus pledge agreement dated July 18, 2016, between DHBV, as pledgor and Administrative Agent, as pledgee (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “DHBV Omnibus Pledge Agreement”) and (iv) that certain Charged Account Control Deed dated 5 April 2013, among DIBV, as company, Administrative Agent, as agent and Bank of America, N.A., as bank (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “DIBV Charged Account Control Deed”, together with the DHBV Omnibus Pledge Agreement, the DIBV Omnibus Pledge Agreement and the DHBV Dutch Share Pledge, the “Dutch Collateral Documents”).  Each party to the Dutch Collateral Documents hereby confirms that:

(a)the Credit Agreement (after giving effect to this Agreement), and the other Loan Documents will remain in full force and effect and any reference in the Loan Documents to the Credit Agreement or to any provision of the Credit Agreement will be construed as a reference to the Credit Agreement, or that provision, after giving effect to this Agreement;

(b)notwithstanding the amendments made to the Credit Agreement pursuant to this Agreement, the Dutch Collateral Documents and the security interests created thereunder will remain in full force and effect and will continue to secure all liabilities which are expressed to be secured by them and the rights of the Loan Parties under such security interest will not be affected by this Agreement;

(c)(i) any amount owed by any Borrower under this Agreement and the Credit Agreement (as amended by this Agreement) continues to be or has become part of each Loan Party’s Parallel Debts (as included/defined in the Credit Agreement) and (ii) and each Loan Party’s Parallel Debts continue to be part of the Secured Obligations (as included and defined in the Dutch Collateral Documents); and

(d)at the time of the entering into the Dutch Collateral Documents, it was their intention that the security rights created pursuant to the Dutch Collateral Documents would provide security for the Secured Obligations (as defined in the Dutch Collateral Documents) as they may be amended, restated, supplemented or otherwise modified from time to time, including amendments to the Credit Agreement and the Loan Documents, including amendments to the Credit Agreement and the Loan Documents such as the amendments to be effected by this Agreement.

12.Miscellaneous

(a)Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  Without limiting the general applicability of the foregoing and the terms of the other Loan Documents to this Agreement and the parties hereto, the terms of Section 11.14 and Section 11.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

(b)Loan Document.  This Agreement shall constitute a “Loan Document” under and as defined in the Credit Agreement.

(c)Counterparts; Electronic Execution. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

(d)Severability.  If any provision of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

(e)Entirety.  This Agreement, the other Loan Documents and the other documents relating to the Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents, any other documents relating to the Obligations, or the transactions contemplated herein and therein.

(f)Dutch Law. If DIBV and/or DHBV is represented by an attorney in connection with the signing and/or execution of this Agreement or any other agreement, deed or document referred to in or made pursuant to this Agreement, it is hereby expressly acknowledged and accepted by the other parties to this Agreement that the existence or extent of the attorney’s authority and the effects of the attorney’s exercise or purported exercise of his or her authority shall be governed by the laws of the Netherlands.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

DOMESTIC BORROWER:

DIODES INCORPORATED

By:	/s/ Richard D. White

Name:	Richard D. White

Title:	CFO

FOREIGN BORROWER:
DIODES INTERNATIONAL B.V. (which shall be merged with and into DHBV, with DHBV surviving such merger as the Foreign Borrower)

By:	/s/ Richard D. White

Name:	Richard D. White

Title:	Managing Director A

By:	/s/ B.B. Faber

Name:	B.B. Faber

Title:	Managing Director B

Signature Page to Consent and Amendment No. 3 to A&R Credit Agreement

Diodes Incorporated

The undersigned hereby confirms that, as a result of the Dutch Merger described in this Agreement, it shall acquire and hereby assumes all of the rights and obligations of DIBV under the Credit Agreement and the other Loan Documents (in furtherance of, and not in lieu of, any assumption or deemed assumption as a matter of law) and hereby is joined to the Credit Agreement and the other Loan Documents, as applicable, as the Foreign Borrower thereunder, all in accordance with the provisions of this Agreement.

DIODES HOLDING B.V.

By:	/s/ Richard D. White

Name:	Richard D. White

Title:	Managing Director A

By:	/s/ B.B. Faber

Name:	B.B. Faber

Title:	Managing Director B

Signature Page to Consent and Amendment No. 3 to A&R Credit Agreement

Diodes Incorporated

SUBSIDIARY GUARANTORS:

DIODES HOLDINGS UK LIMITED

By:	/s/ Richard D. White

Name:	Richard D. White

Title:	Director

DIODES ZETEX LIMITED

By:	/s/ Richard D. White

Name:	Richard D. White

Title:	Director

Signature Page to Consent and Amendment No. 3 to A&R Credit Agreement

Diodes Incorporated

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Anthony W. Kell

Name:	Anthony W. Kell

Title:	Vice President

Signature Page to Consent and Amendment No. 3 to A&R Credit Agreement

Diodes Incorporated

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Jennifer Yan

Name:	Jennifer Yan

Title:	Senior Vice President

Signature Page to Consent and Amendment No. 3 to A&R Credit Agreement

Diodes Incorporated

COMPASS BANK,
as a Lender

By:	/s/ Jay Tweed

Name:	Jay Tweed

Title:	Senior Vice President

Signature Page to Consent and Amendment No. 3 to A&R Credit Agreement

Diodes Incorporated

CITIBANK, N.A.,
as a Lender

By:	/s/ Randy Humphreys

Name:	Randy Humphreys

Title:	Director

Signature Page to Consent and Amendment No. 3 to A&R Credit Agreement

Diodes Incorporated

BMO HARRIS BANK N.A.,
as a Lender
By:	/s/ Jeff LaRue

Name:	Jeff LaRue

Title:	Vice President

Signature Page to Consent and Amendment No. 3 to A&R Credit Agreement

Diodes Incorporated

REGIONS BANK,
as a Lender

By:	/s/ Derek Miller

Name:	Derek Miller

Title:	Vice President

Signature Page to Consent and Amendment No. 3 to A&R Credit Agreement

Diodes Incorporated

SILICON VALLEY BANK,
as a Lender

By:	/s/ Ryan Thompson

Name:	Ryan Thompson

Title:	Vice President

Signature Page to Consent and Amendment No. 3 to A&R Credit Agreement

Diodes Incorporated

CAPITAL ONE, N.A.,
as a Lender

By:	/s/ Seth Meier

Name:	Seth Meier

Title:	Sr. Director

Signature Page to Consent and Amendment No. 3 to A&R Credit Agreement

Diodes Incorporated

COMERICA BANK,
as a Lender

By:	/s/ John Smithson

Name:	John Smithson

Title:	Vice President

Signature Page to Consent and Amendment No. 3 to A&R Credit Agreement

Diodes Incorporated

MUFG UNION BANK, N.A.,
as a Lender

By:	/s/ Richard Ong Pho

Name:	Richard Ong Pho

Title:	Managing Director

Signature Page to Consent and Amendment No. 3 to A&R Credit Agreement

Diodes Incorporated

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Derek Jensen

Name:	Derek Jensen

Title:	Vice President

Signature Page to Consent and Amendment No. 3 to A&R Credit Agreement

Diodes Incorporated

EXHIBIT A

AMENDED CREDIT AGREEMENT

(Attached)